UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 20, 2004

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle
Santa Clara, CA 95054-1778

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated July 20, 2004, titled “Sun Microsystems Reports Preliminary Profit; Revenue and Server Unit Growth in Fiscal Fourth Quarter,” together with related Condensed Consolidated Statements of Operations, Balance Sheets and Cash Flows and Operations Analysis

Item 12. Results of Operations and Financial Condition

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 20, 2004, Sun Microsystems, Inc. (“Sun”) issued a press release regarding Sun’s financial results for its fourth fiscal quarter and full fiscal year ended June 30, 2004. The full text of Sun’s press release, together with the related Condensed Consolidated Statements of Operations, Balance Sheets and Cash Flows and Operations Analysis, are attached hereto as Exhibit 99.1.

     The Condensed Consolidated Statements of Operations and the Operations Analysis contain non-GAAP presentations of net income (loss) and EPS (basic and diluted) which exclude certain items below the presentation of the GAAP presentations of net income (loss) and EPS (basic and diluted). The excluded items include restructuring charges, purchased in-process research and development, gain/loss on equity investments, net, impairment of goodwill and other intangible assets, settlement income, valuation allowance on deferred tax assets and related tax effects. Purchased in-process research and development and impairment of goodwill and other intangible assets are primarily related to the effect of Sun’s acquisition activity. Gain/loss on equity investments, net, shows the effect of our investment portfolio management. Settlement income is a result of our settlement with Microsoft. Sun may include or exclude items from its non-GAAP presentations of net income (loss) and EPS (basic and diluted) which are different from the items included or excluded from other companies’ non-GAAP presentations of net income (loss) and EPS (basic and diluted). Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These measures and the other special items presented are not necessarily representative of Sun’s core operations and Sun management believes that presentation of those non-GAAP financial measures provides useful information to investors by illustrating the impact of the special items on Sun’s net income (loss) and EPS (basic and diluted).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: July 20, 2004	By:	/s/ Stephen T. McGowan
Stephen T. McGowan Chief Financial Officer and Executive Vice President, Corporate Resources

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated July 20, 2004, titled “Sun Microsystems Reports Preliminary Profit; Revenue and Server Unit Growth in Fiscal Fourth Quarter,” together with related Condensed Consolidated Statements of Operations, Balance Sheets and Cash Flows and Operations Analysis